UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 18, 2006

                                 Gene Logic Inc.

               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-23317                  06-1411336
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)



    610 Professional Drive, Gaithersburg, Maryland                20879
        (Address of principal executive office)                 (Zip Code)


       Registrant's telephone number, including area code: (301) 987-1700

                                       N/A
          (Former name or former address, if changed since last report)

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Item 1.01.     Entry into a Material Definitive Agreement.

     As of October 18, 2006, Gene Logic Inc. (the "Company") entered into an amendment (the "Amendment") to the employment agreement of each of the following executive officers of the Company: Mark D. Gessler, Philip L. Rohrer, Jr., F. Dudley Staples, Joanne M. Smith-Farrell, and Louis A. Tartaglia. The Amendment extends the benefits of such executive officer in the event of the termination of employment of such an executive officer without "cause" (as defined in the Amendment) to a payment equal to twelve (12) months of current base salary, reimbursement of certain premiums for post-termination health insurance and outplacement services. To obtain such benefits, the executive officer is required to provide the Company with a release of certain claims arising from or connected with his or her employment with the Company, in such form as may be specified by the Company. The form of the Amendment is attached hereto as exhibit 99.1.

     In addition, the Company has included Joanne M. Smith-Farrell in its Executive Severance Plan, which provides certain benefits for certain Company employees in the event of a "change-of-control" (as defined in the Executive Severance Plan) of the Company. A summary of the material terms of the Executive Severance Plan is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The Executive Severance Plan was previously filed with the Securities and Exchange Commission as an exhibit to the Company Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, filed on May 11, 2001.


                                       2

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  GENE LOGIC INC.

Date: October 24, 2006                            By:   /s/ Philip L. Rohrer Jr.
                                                       -------------------------
                                                       Philip L. Rohrer Jr.
                                                       Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit Number            Description
--------------            -----------
99.1                      Form of Amendment to Employment Agreements
99.2                      Summary of Executive Severance Plan